SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2003

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Donna Calder's management of the SunAmerica/Aggressive Growth component of the Multi-Managed Seasons Portfolio is deleted and replaced in its entirety with the following, effective March 12, 2004:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
SunAmerica/Aggressive Growth component (Multi-Managed Seasons Portfolio)	SunAmerica	Brian P. Clifford Vice President and Portfolio Manager

Mr. Clifford joined SunAmerica in February 1998 as a portfolio manager and was named Vice President in October 1999. From 1995 until he joined SunAmerica, Mr. Clifford was a portfolio manager with Morgan Stanley Dean Witter.

Dated: March 15, 2004

Class 1, Versions 1 and 2